      As filed with the Securities and Exchange Commission on May 26, 1998
                                                      Registration No. 333-33429

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                            TO REGISTRATION STATEMENT
                                   ON FORM S-3
                               FILED ON FORM SB-2
                        UNDER THE SECURITIES ACT OF 1933

                         SALIVA DIAGNOSTIC SYSTEMS, INC.
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           (Name of Small Business Issuer as Specified in its Charter)

                                    Delaware
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                            (State of Incorporation)

                                      3841
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            (Primary Standard Industrial Classification Code Number)

                                   91-154-9305
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                     (I.R.S. Employer Identification Number)

                              11719 NE 95th Street
                           Vancouver, Washington 98682
                                  (360)696-4800

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    (Address and telephone number of registrant's principal executive office)
                        and principal place of business)

                         Kenneth J. McLachlan, President
                         Saliva Diagnostic Systems, Inc.
                              11719 NE 95th Street
                           Vancouver, Washington 98682
                                  (360)696-4800

--------------------------------------------------------------------------------

            (Name, address and telephone number of agent for service)

                  Please send a copy of all communications to:

                                  LaDawn Naegle
                                 Bryan Cave LLP
                              700 13th Street, N.W.
                              Washington, DC 20005
                                 (202)508-6046

                              EXPLANATORY STATEMENT

        Pursuant to this Post-Effective Amendment No. 1 to its Registration Statement on Form S-3 filed on Form SB-2 (Registration No. 333-33429), Saliva Diagnostic Systems, Inc. deregisters all shares of its common stock, par value $.01 per share (the "Common Stock"), heretofore registered on such registration statement and not previously sold.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement filed on Form SB-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, State of Washington, on May 26, 1998.


                                         SALIVA DIAGNOSTIC SYSTEMS, INC.

                                         By: /s/ Kenneth J. McLachlan
                                            -----------------------------------
                                         Kenneth J. McLachlan
                                         President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                  TITLE                           DATE

/s/ Kenneth J. McLanchlan              Director, President, Chief Executive       May 26, 1998
------------------------------------   Officer, Chief Financial Officer and
Kenneth J. McLachlan                   Chief Accounting Officer

/s/ Eric F. Stoer
------------------------------------   Director                                   May 26, 1998
Eric F. Stoer

/s/ Eric F. Stoer*
------------------------------------   Director                                   May 26, 1998
Hans Vauthier

/s/ Eric F. Stoer*                     Chief Operating Officer and                May 26, 1998
------------------------------------   Vice President of Marketing
Paul D. Slowey


----------------------------
*Attorney-in-fact
